Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
Information market by [***] has been omitted pursuant to a request for confidential treatment.  The omitted portion has been separately filed with the Securities and Exchange Commission.

SERVICE AND PARTICIPATION AGREEMENT

This Service and Participation Agreement, dated as of September 3, 2009 (this “Agreement”), is made by and between RedTag Live, Inc., a Delaware corporation (“RedTag”), Enable Holdings, Inc., a Delaware corporation (“Parent”) and [[***] (“[***]”)].

RECITALS:

WHEREAS, RedTag has requested, and [***] has agreed, that [***] provide certain services and advance certain funds to and on behalf of RedTag on the terms set forth herein;

WHEREAS, RedTag desires to have [***] act as an agent to acquire the Merchandise and Consigned Goods (in each case, as hereinafter defined) to be sold at an auction event held approximately September 1, 2009 through September 15, 2009 (the “Event”) at 6001 Powerline Road, Fort Lauderdale, Florida (the “Location”);

WHEREAS, [***] is willing to act as an agent to acquire the Merchandise and Consigned Goods and advance certain funds on behalf of RedTag, in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           DEFINITIONS

For the purposes of this Agreement, the terms listed in Exhibit A attached hereto shall have the respective meanings indicated therein.

2.           ADVANCES

2.1            (a)           From time to time until the Event has been concluded, [***] agrees, subject to the terms and conditions set forth in this Agreement, to make Advances not to exceed $[***]; provided that the Advance Fee and any and all Advances shall be repaid to [***] prior to payment of the Remaining Expenses and any other expenses, costs or profits other than payments made for sales tax collected and warranties sold.  It is acknowledged and agreed that, as of the date hereof, [***] has made aggregate Advances described on Schedule 2.1 hereto.

(b)           RedTag and Parent acknowledge and agree that any Advance requested by RedTag shall be in writing and delivered to [***] at least two (2) business days prior to the requested funding of each Advance and, notwithstanding anything to the contrary set forth herein, any Advance may be refused by [***] in its sole discretion.

(c)           Other than as included on Schedule 2.1, [***] agrees that it shall not make any single payment as an Advance in an amount in excess of $10,000 without RedTag or Parent approval.

(d)           Advances will not be evidenced by a promissory note, and a copy of [***]’s books and records related to the Advances shall constitute prima facie evidence of the outstanding amounts of the Advances.  In addition to the other obligations of RedTag and Parent hereunder, the Advances shall be secured by all of the Collateral.  All Advances shall be repaid to [***] from the Designated Account.  If not sooner paid to [***] from the Designated Account, and prior to any payment of the Net Collection Amount, the Advances shall be due and payable, together with the Advance Fee, on the Termination Date.  Other than the Advance Fee, the principal amount of the Advances shall not bear interest.

2.2            RedTag and Parent acknowledge and agree that each Advance shall be subject to the satisfaction of the following conditions precedent, in each case, in form and substance satisfactory to [***]:

(a)           This Agreement and each of the other Transaction Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to [***];

(b)           This Agreement (and any other Security Documents) shall be effective to create in favor of [***], a legal, valid and enforceable first priority perfected security interest in and lien upon the Collateral.  All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of [***] to protect and preserve such security interests shall have been duly effected; and

(c)           [***] shall have received certificates of insurance from an independent insurance broker dated no later than ten (10) days prior to the Event, naming [***] as loss payee and/or additional insured, as applicable, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of Section 9.

3.           APPOINTMENT OF [***] AS AGENT

3.1            RedTag hereby appoints [***], and [***] hereby agrees to serve, as RedTag’s agent for the limited purpose of acquiring Merchandise and Consigned Goods for the Event in accordance with the terms and conditions of this Agreement.

3.2           RedTag and [***] hereby agree that (i) [***] shall be authorized to take any and all actions as may be necessary or desirable to implement this Agreement and each of the transactions contemplated hereby; (ii) [***] shall be entitled to purchase all Merchandise and obtain all Consigned Goods for the event; (iii) [***] shall have the right to use and access the Location and all related services, furniture, fixtures, equipment and other assets of RedTag as designated hereunder for the purpose of delivering, or causing the delivery of, the Merchandise and Consigned Goods; (iv) [***] shall be granted a limited license and right to use until the Termination Date all trade names, logos and customer lists relating to and used in connection with the operation of RedTag’s business, solely for the purpose of advertising, purchasing, obtaining and selling the Merchandise and Consigned Goods in accordance with the terms of this Agreement; (v) RedTag shall use its best efforts to ensure that all utilities, landlords, creditors and all persons acting for or on its behalf shall not interfere with or otherwise impede the conduct of the purchase and/or sale of the Merchandise and Consigned Goods, institute any action in any court which in any way directly or indirectly interferes with or obstructs or impedes the conduct of the purchase and/or sale of the Merchandise and the Consigned Goods and (vi) neither RedTag, nor Parent, nor any party other than [***] shall purchase any Merchandise or obtain any Consigned Goods (other than the Consigned Goods described on Schedule 3.2 hereto) for the event, except as consented to in writing by [***] in advance.

3.3           Purchases of Merchandise by [***] may or may not be evidenced by a purchase order, receipt or bill of sale and a copy of [***]’s books and records related to the purchase of the Merchandise shall constitute prima facie evidence of the outstanding amounts of the Merchandise.  In addition to the other obligations of RedTag and Parent hereunder, the purchase price of the Merchandise shall be secured by all of the Collateral.  If not sooner paid by set off against the proceeds of the Merchandise prior to payment of the Net Collection Amount, as provided herein, the purchase price of the Merchandise shall be due and payable, together with all fees and costs related thereto, if any, on the Termination Date.  The parties anticipate that [***] will acquire Merchandise in an aggregate amount of approximately $[***].

4.           DISPOSITION OF THE MERCHANDISE; PRICING

4.1           RedTag, Parent and [***] agree that they will cooperate in the advertisement and sale of the Merchandise and Consigned Goods, whether for the Event or thereafter.  In disposing of the Merchandise and Consigned Goods, RedTag and Parent agree that they shall provide:

(a)           all customer lists and mailing lists of RedTag and Parent, computer hardware and software, existing supplies located at the Location, intangible assets (including RedTag’s name and logo), and keys required to gain access to and operate the Location, and any other assets of RedTag or Parent located at the Location (whether owned, leased, or licensed);

(b)           the use of Parent’s central office facilities, central administrative services and personnel to provide services necessary for the sale of the Merchandise and Consigned Goods to the extent that such services are normally provided by Parent to RedTag in connection with events similar to the Event;

(c)           such personnel, cashier, staff and supervisors as necessary to run the Event and perform such other services necessary or appropriate in connection with the sale of the Merchandise and Consigned Goods (“Event Employees”); and

(d)           as needed for shipping, receiving and storing the Merchandise and Consigned Goods, the provision of temporary labor resources.

4.2           RedTag acknowledges and agrees that [***] may continue to purchase and sell inventory unrelated to this Agreement and not included as “Merchandise” or “Consigned Goods” hereunder.

4.3           [***] acknowledges and agrees that RedTag and Parent may continue to purchase and sell inventory unrelated to this Agreement and not included as “Merchandise” or “Consigned Good” hereunder.

5.           EXPENSES

5.1           Notwithstanding anything contained herein, all expenses incurred by [***] in connection with the purchase and sale of the Merchandise and Consigned Goods (collectively, the “[***] Expenses”) shall be paid to [***] in the priority set forth in Section 6.2, including, without limitation (but excluding legal expenses incurred by [***] in connection with the negotiation, execution and performance of this Agreement, which shall be paid by [***]):

(a) advertising expenses, if such advertising is paid for by [***], (including direct media costs, agency fees and production costs);

(b) all Advances made by [***] not otherwise included in this Section 5.1 (and as contemplated by Section 2 hereof);

(c) any and all costs relating to shipping of the Merchandise and Consigned Goods (including supplies); and

(d) any and all other expenses incurred by [***] in connection with the Event and, to the extent any single expense is greater than $10,000, approved by RedTag or Parent.

5.2           All other expenses incurred in connection with the Event and approved by [***] after consultation between RedTag and [***] (collectively, the “Remaining Expenses”), shall be paid in the priority set forth in Section 6.2, including, without limitation (but excluding legal expenses incurred by RedTag or Parent in connection with the negotiation, execution and performance of this Agreement, which shall be paid by RedTag or Parent):

(a) payroll and related employee benefits of any Event Employees,

(b) any finder’s fee and sales commissions to third parties;

(c) security costs;

(d) all occupancy costs (e.g. rent, percentage rent, CAM charges, HVAC charges, real estate taxes, etc.) relative to the Locations;

(e) insurance;

(f) telephone and utilities charges; and

(g) any and all costs relating to shipping, receiving and storing the Merchandise and Consigned Goods (including supplies).

5.3           [***] and RedTag shall mutually agree on an accepted bonus pool, if any, for the Event Employees based upon the Net Collection Amount.

6.           SALE PROCEEDS; SETTLEMENT;

6.1           All proceeds of sales of Merchandise and Consigned Goods shall be deposited, on a daily basis, in a deposit account established by [***] (the “Designated Account”).

6.2           Immediately following the conclusion of the Event, [***] and RedTag shall cooperate reasonably and reconcile the results of sales of Merchandise and Consigned Goods for the Event.  As promptly as practicable, and in any event within five (5) business days, following such reconciliation, [***] shall make the following payments from the Designated Account, in the following order of priority and to the extent not already paid from the Designated Account:

(a)           first, to [***], the Advance Fee and the aggregate amount of all Advances;

(b)           next, to [***], the aggregate cost of the Merchandise purchased by [***] pursuant to Section 3 hereof, including, sales, excise, or gross receipts taxes, sales commissions, customer returns, shortages, and customer allowances;

(c)           next, to [***] fifty percent (50%) of the [***] Service Fee;

(d)           next, to the respective consignors of the Consigned Goods, fifty percent (50%) of the Required Consignor Payments;

(e)           next, to the extent not yet paid, because such Event Employees shall be paid on an ongoing basis during the Event, to those Event Employees and other individuals, and in such proportion and amount, as mutually agreed by RedTag and [***], the Agreed Employee Wages (if any);

(f)           next, to [***], the aggregate amount of all [***] Expenses which, to the extent subject to approval, have been approved by RedTag;

(g)          next, to RedTag, the Remaining Expenses which have been approved by [***];

(h)          next, to [***], the remaining fifty percent (50%) of the [***] Service Fee;

(i)            next, to the respective consignors of the Consigned Goods, the remaining fifty percent (50%) of the Required Consignor Payments; and

(j)            next, to each of RedTag and [***], fifty percent (50%) of the Net Collection Amount.

7.           REDTAG AND PARENT EMPLOYEES

All employees of RedTag, Parent and their affiliates shall be and remain employees of RedTag, Parent and such affiliates, and [***] shall have no liability to any such employees (including any former employees) of any kind or nature whatsoever, including without limitation, with respect to severance pay, termination pay, vacation pay, pay in lieu of reasonable notice of termination, or any other expenses or liability arising from the employment of such employees prior to, during, and subsequent to the transactions contemplated by this Agreement.

8.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF REDTAG

8.1           RedTag hereby represents, warrants and covenants in favor of [***] as follows:

(a)           RedTag (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all corporate power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted; and (iii) is and will continue to be, duly authorized and qualified to do business and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, including Florida, except, in each case, to the extent that the failure to be in good standing or so qualified could not reasonably be expected to have a material adverse effect on the ability of RedTag to execute and deliver this Agreement and perform fully its obligations hereunder.

(b)           RedTag has the right, power and authority to execute and deliver the Transaction Documents and each other document and agreement contemplated hereby or thereby and to perform fully its obligations hereunder and thereunder.  RedTag has taken all necessary actions required to authorize the execution, delivery and performance of the Transaction Documents, and no further consent or approval on the part of RedTag is required for RedTag to enter into and deliver the Transaction Documents, to perform its obligations thereunder, and to consummate the transactions contemplated by this Agreement. Each of the Transaction Documents has been duly executed and delivered by RedTag and constitutes the legal, valid and binding obligation of RedTag enforceable in accordance with its terms.  No court order or decree of any federal, state, local, or provincial governmental authority or regulatory body is in effect that would prevent or materially impair, or is required for RedTag’s consummation of, the transactions contemplated by this Agreement, and no consent of any third party which has not been obtained is required therefor.  No contract or other agreement to which RedTag is a party or by which RedTag is otherwise bound will prevent or materially impair the consummation of the transactions contemplated by this Agreement.

(c)           Except for any liens granted under the Transaction Documents, RedTag shall not create, incur, assume or suffer to exist any security interest, lien or other charge or encumbrance upon or with respect to any of the Merchandise or Consigned Goods or the proceeds thereof.

(d)           RedTag has not transferred to or from the Location, any merchandise or goods outside the ordinary course in anticipation of the transactions contemplated by this Agreement, except that Merchandise and Consigned Goods which have been or will be moved to the Location.

(e)           During the Event, [***] shall have the right to the unencumbered use and occupancy of, and peaceful and quiet possession of, the Location and any other storage locations of the Merchandise, the assets currently located at such locations, and the services provided at such locations.  RedTag shall throughout maintain or cause to be maintained in a manner consistent with its customary and historic practices, at its sole expense, all heating systems, air conditioning systems, elevators, escalators, alarm systems, and all other mechanical devices used in the ordinary course of operation of the Location.

(f)           RedTag had paid and will continue to pay, all self-insured or RedTag funded employee benefit programs for RedTag employees, including health and medical benefits and insurance and all proper claims made or to be made in accordance with such programs.

(g)           There are no actions, suits, proceedings or investigations of any kind pending, or, to the knowledge of RedTag, threatened against RedTag or Parent before any court, tribunal or administrative agency or board, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement and the other Transaction Documents.

(h)           RedTag is in material compliance with all laws and regulations applicable to it, its business and properties, including, but not limited to any laws or regulations promulgated by U.S. Department of Homeland Security and relating to U.S. Customs and any law or regulation relating to import and exports.  RedTag has all licenses, permits, orders and approvals that are required under any governmental law or regulation in connection with RedTag’s business and properties (the “Permits”).  No notice of any violation has been received with respect of any Permits and no proceeding is pending or, to RedTag’s knowledge, threatened to terminate, revoke or limit any such Permits.

(i)           All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect [***]’s first priority lien and security interest in the Collateral.  The Collateral and [***]’s rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.  The Collateral is free from any lien, except for the liens granted therein to [***] pursuant to the Security Documents.

(j)           RedTag will duly and punctually pay or cause to be paid when due all of the Remaining Expenses, if not originally incurred and paid for by RedTag.  Notwithstanding the foregoing, if RedTag shall fail to pay or cause to be paid when due any of the Remaining Expenses, [***] may, in its sole discretion, from the Designated Account pay or cause to be paid on behalf of RedTag any of the Remaining Expenses, in which case such amount shall be deducted from RedTag’s allocation of the Net Collection Amount.

(k)           RedTag shall permit [***] and any of its agents or employees, to visit, inspect and conduct examinations and verifications of the Merchandise and the contents of the Location, all at such reasonable times and intervals and with prior written notice as [***] shall reasonably request.

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF [***]

9.1           [***] hereby represents, warrants and covenants in favor of [***] as follows:

(a)           [***] (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida; (ii) has all requisite limited liability company power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted; and (iii) is and will continue to be, duly authorized and qualified to do business and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, including Florida, except, in each case, to the extent that the failure to be in good standing or so qualified could not reasonably be expected to have a material adverse effect on the ability of [***] to execute and deliver this Agreement and perform fully its obligations hereunder.

(b)           [***] has the right, power and authority to execute and deliver the Transaction Documents and each other document and agreement contemplated hereby or thereby and to perform fully its obligations hereunder and thereunder.  [***] has taken all necessary actions required to authorize the execution, delivery and performance of the Transaction Documents, and no further consent or approval on the part of [***] is required for [***] to enter into and deliver the Transaction Documents, to perform its obligations thereunder, and to consummate the transactions contemplated by this Agreement. Each of the Transaction Documents has been duly executed and delivered by [***] and constitutes the legal, valid and binding obligation of [***] enforceable in accordance with its terms.  No court order or decree of any federal, state, local, or provincial governmental authority or regulatory body is in effect that would prevent or materially impair, or is required for [***]’s consummation of, the transactions contemplated by this Agreement, and no consent of any third party which has not been obtained is required therefor.  No contract or other agreement to which [***] is a party or by which [***] is otherwise bound will prevent or materially impair the consummation of the transactions contemplated by this Agreement.

(c)           Except for any liens granted under the Transaction Documents, [***] shall not create, incur, assume or suffer to exist any security interest, lien or other charge or encumbrance upon or with respect to any of the Merchandise or Consigned Goods or the proceeds thereof.

(d)           [***] has not transferred to or from the Location, any merchandise or goods outside the ordinary course in anticipation of the transactions contemplated by this Agreement, except that Merchandise and Consigned Goods which have been or will be moved to the Location.

(e)           There are no actions, suits, proceedings or investigations of any kind pending, or, to the knowledge of [***], threatened against [***] before any court, tribunal or administrative agency or board, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement and the other Transaction Documents.

(f)           [***] is in material compliance with all laws and regulations applicable to it, its business and properties, including, but not limited to any laws or regulations promulgated by U.S. Department of Homeland Security and relating to U.S. Customs and any law or regulation relating to import and exports.  [***] has all Permits that are required under any governmental law or regulation in connection with [***]’s business and properties.  No notice of any violation has been received with respect of any Permits and no proceeding is pending or, to [***]’s knowledge, threatened to terminate, revoke or limit any such Permits.

10.           INSURANCE

10.1           RedTag shall continue, in such amounts as it currently has in effect, all of its liability insurance policies including, but not limited to, products liability, comprehensive public liability, auto liability and umbrella liability insurance, covering injuries to persons and property in, or in connection with the Location and its other premises, and shall cause [***] to be named an additional named insured with respect to all such policies.  Pursuant to Section 2.2(c), RedTag shall deliver to [***] certificates evidencing such insurance setting forth the duration thereof and naming [***] as an additional insured, in form reasonably satisfactory to [***].  All such policies shall require at least thirty (30) days prior notice to [***] of cancellation, non-renewal or material change.  In the event of a claim under any such policies RedTag shall be responsible for the payment of all deductibles, retentions or self-insured amounts to the extent said claim arises from or relates to the alleged acts or omissions of RedTag or its employees, agents or independent contractors.

10.2           RedTag shall continue, in an amount not less than Two Million Dollars ($2,000,000), fire, flood, theft and extended coverage casualty insurance covering the Merchandise and Consigned Goods in a total amount equal to no less than the cost value thereof.  All such policies shall name [***] as loss payee.  In the event of a loss to the Merchandise or the Consigned Goods on or after the date of this Agreement, the proceeds of such insurance attributable to the Merchandise and Consigned Goods (plus the amount of  any deductible) shall constitute proceeds of sales of Merchandise and Consigned Goods.  Pursuant to Section 2.2(c), RedTag shall deliver to [***] certificates evidencing such insurance setting forth the duration thereof and naming [***] as loss payee, in form and substance reasonably satisfactory to [***].  All such policies shall require at least thirty (30) days prior notice to [***] of cancellation, non-renewal or material change.  RedTag shall not make any change in the amount of any deductibles or self-insurance amounts prior to the Termination Date without [***]’s prior written consent.

10.3           RedTag shall continue until the Termination Date, in such amounts as it currently has in effect, worker’s compensation insurance (including employer liability insurance) covering all Event Employees in compliance with all statutory requirements.

11.           INDEMNIFICATION

11.1           RedTag and Parent, jointly and severally, shall indemnify and hold [***] and its officers, directors, employees, agents and independent contractors (collectively, “[***] Indemnified Parties”) harmless from and against all claims, demands, penalties, losses, liability or damage, including, without limitation, reasonable attorneys’ fees and expenses, suffered directly or indirectly by [***] resulting from, or related to:

(a)           RedTag’s breach of or failure to comply with any of its agreements, covenants, representations or warranties contained in any Transaction Document;

(b)           any and all claims, actions and suits, including, but not limited to any product liability claim, action or suit, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to RedTag’s previous dealings with any third party relative to the potential sale of any Merchandise or Consigned Goods and any commissions owed to sales agents or brokers from sales of the Merchandise or Consigned Goods;

(c)           any failure of RedTag to pay to RedTag employees or Event Employees any wages, salaries or benefits due to such employees, or other claims asserted against [***] by RedTag employees or Event Employees;

(d)           any failure by RedTag to pay any taxes to the proper taxing authorities or to properly file with any taxing authorities any reports or documents required by applicable law to be filed in respect thereof;

(e)           any failure by RedTag to pay the Remaining Expenses; and

(f)           the gross negligence or willful misconduct of RedTag or any of its officers, directors, employees, agents (other than [***]) or representatives.

11.2           [***] shall indemnify and hold RedTag and its officers, directors, employees, agents and representatives harmless from and against all claims, demands, penalties, losses, liability or damage, including, without limitation, reasonable attorneys’ fees and expenses, suffered directly or indirectly by RedTag resulting from, or related to:

(a)           [***]’s material breach of any of its agreements, covenants, representations or warranties contained in any Transaction Document;

(b)           any and all claims, actions and suits, including, but not limited to any product liability claim, action or suit, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to [***]’s previous dealings with any third party relative to the potential sale of any Merchandise or Consigned Goods and any commissions owed to sales agents or brokers from sales of the Merchandise or Consigned Goods;

(c)           the gross negligence or willful misconduct of [***] or any of its officer, directors, employees, agents or representatives.

12.           TERMINATION; SETOFF

12.1           This Agreement shall terminate upon the earlier of (i) in the event of a breach of the Transaction Documents by RedTag, by written notice from [***] to RedTag, (ii) in the event of a breach of the Transaction Documents by [***], by written notice from RedTag to [***] and (iii) the mutual agreement of RedTag and [***] ((i), (ii), and (iii) as applicable, the “Termination Date”).  In the event this Agreement is Terminated, on the Termination Date, all amounts set forth in Sections 6.2(a)-(c), 6.2(f) and 6.2(h), plus any amounts payable to [***] from the Net Collection Amount shall become immediately due and payable.  If, as of the Termination Date or the conclusion of the Event, [***] has not received payment in full of the amounts required to be paid pursuant to Sections 6.2(a)-(c), 6.2(f) and 6.2(h) (such remaining amounts due, the “Outstanding Payments”), then RedTag and Parent shall exercise best efforts to sell as promptly as practicable any remaining Merchandise and Consigned Goods (in the case of Consigned Goods, to the extent not returned to the respective consignors) and shall pay to [***] the Outstanding Payments from the proceeds of such sales; provided that, to the extent any proceeds from such future sales of Merchandise and Consigned Goods (in the case of Consigned Goods, to the extent not returned to the respective consignors) exceed the Outstanding Payments, [***] and RedTag shall split such proceeds evenly following payment to [***] of the Outstanding Payments.

13.           MISCELLANEOUS

13.1           Any notice or other communication under this Agreement shall be in writing and may be delivered personally or sent by facsimile or by prepaid registered or certified mail.

13.2           This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Florida, without reference to any conflict of laws provisions.  The parties hereto agree that only courts sitting in Broward County Florida and Federal Courts of the United States of America located in Broward County, Florida shall retain jurisdiction to hear and finally determine any disputes arising from or under this Agreement, and by execution of this Agreement each party hereby irrevocably accepts and submits to the jurisdiction of such courts with respect to any actions or proceeding and no service of process by certified mail, return receipt requested to the address listed above for each party.

13.3           In the event any term or provision contained within this Agreement shall be deemed illegal or unenforceable, then such offending term or provision shall be considered deleted from this Agreement and the remaining terms shall continue to be in full force and effect.

13.4           This Agreement, together with the Transaction Documents, constitutes the entire agreement between the parties with respect of the subject matter hereof and supersedes all prior negotiations and understandings, and can only be modified by a writing signed by RedTag and [***].

13.5           RedTag shall not assign this Agreement without the express written consent of [***].  This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

13.6           This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts, together, shall constitute one and the same instrument.  Delivery by facsimile of this Agreement or an executed counterpart hereof shall be deemed a good and valid execution and delivery hereof or thereof.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have executed this Service and Participation Agreement as of the date above first written.

[***] By:__________________________ Name: [***] Title: Manager REDTAG LIVE, INC. By:__________________________ Name: Title: ENABLE HOLDINGS, INC. By:__________________________ Name: Title:

EXHIBIT A

Definitions

“Advance” shall mean any and all funds provided by [***] on behalf of RedTag and/or Parent to pay expenses related to the Event, which shall be subject to the prior approval of [***].

“Advance Fee” shall mean an amount equal to $[***].

“Agreed Employee Wages” shall mean reasonable and customary wages for Event Employees payable for services provided in connection with the Event.

“Collateral” means all property and rights of RedTag and Parent in the Merchandise and Consigned Goods, including proceeds from the sale thereof.

“Consigned Goods” shall mean each item of goods and inventory which have been acquired through [***] and have been accepted for consignment and presented for sale at the Event, whether or not sold at the Event.

“[***] Service Fee” shall mean an amount equal to $[***] in consideration of the services provided by [***] pursuant to this Agreement.

“Merchandise” shall mean each item of goods and inventory presented for sale at the Event, whether or not sold at the Event, excluding Consigned Goods.

“Net Collection Amount” shall mean (i) the total amount (in dollars) of all proceeds of sales of Merchandise, plus (ii) the total amount (in dollars) of all proceeds of sale of Consigned Goods, plus (iii) all proceeds of fire, flood or other insurance covering the Merchandise, the Consigned Goods, the Event and/or the Location in the event of a casualty event affecting the Merchandise, the Consigned Goods, the Location or otherwise, plus (iv) the total amount (in dollars) of all proceeds of sales of warranties for Merchandise and Consigned Goods, less (v) the cost of the Merchandise purchased by [***] pursuant to Section 3 hereof, including, sales, excise, or gross receipts taxes, sales commissions, customer returns, shortages, warranty reserves and customer allowances, less (vi) the Required Consignor Payments, less (vii) the [***] Expenses, less (viii) the Remaining Expenses, less (ix) the [***] Service Fee, less (x) all Advances and the Advance Fee and less (xi) Agreed Employee Wages.

“Obligations” shall mean all indebtedness, obligations and liabilities of RedTag and/or Parent to [***], whether existing on the date of this Agreement or arising thereafter, direct or indirect, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Transaction Documents.

“Required Consignor Payments” shall mean collectively the total amount (in dollars) required to be paid to the consignors of Consigned Goods as a result of the sale of such Consigned Goods.

“Security Documents” shall mean collectively, any and all instruments and documents, including without limitation Uniform Commercial Code financing statements, and other equivalent registrations and personal property security filings with respect to any other applicable jurisdiction, control agreements and the like, required to be executed or delivered pursuant to, or in connection with, this Agreement or any other Transaction Document.

“Transaction Documents” means, collectively, this Agreement, all landlord waivers, bailee agreements, assignments, other encumbrances or agreements which now or hereafter secure or relate to the collateral security for the Obligations, any guaranties of the Obligations, and any other agreements entered into between or among RedTag, Parent or any other guarantor of the Obligations and [***] relating to or in connection with this Agreement.

Schedule 2.1

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Schedule 3.2

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